SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 30, 2007
TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

27335 West 11 Mile Road
Southfield, Michigan		48033

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number including area code: (248) 357-2866
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events and Regulation FD Disclosure
On May 30, 2007, TechTeam Global, Inc. (“TechTeam”) posted its Corporate Presentation to its Web site, www.techteam.com, in the Investors section.
William C. Brown, TechTeam’s President and Chief Executive Officer, will be delivering the Corporate Presentation at the Cowen and Company 35th Annual Technology Conference on Friday, June 1, 2007, at 10:30 a.m. EDT. Mr. Brown’s presentation will be simultaneously Web cast and is accessible from the Company’s Web site at www.techteam.com/investors by clicking on the Web cast icon.
A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(D) The following exhibits are included with the report:
Exhibit 99.1 TechTeam Global, Inc. Corporate Presentation dated May 29, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.
By	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

Date: May 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	TechTeam Global, Inc. Corporate Presentation dated May 29, 2007.

E-1